UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2009

ALLORA MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53459	20-3551488
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 3, Level 1,190 Queen Street, Melbourne, Australia	3000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +61 3 9670 9755

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On July 8, 2009, Allora Minerals, Inc. issued the press release furnished herewith as Exhibit 99.1.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release of Allora Minerals, Inc. dated July 8, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLORA MINERALS, INC.

By: /s/ Michael Matvieshen
Michael Matvieshen
President and Chief Executive Officer
Date: July 8, 2009